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                                                                    EXHIBIT 10.6

                   GRANITE FALLS COMMUNITY ETHANOL PLANT, LLC

                          2448 -- 540TH STREET, SUITE 1

                                  P.O. BOX 216

                         GRANITE FALLS, MINNESOTA 56241

                                 (320) 564-3100


July 30, 2004


Dear Investor:


      You previously subscribed to purchase membership units in our initial public offering. On July 1, 2004, we reached an agreement in principal with Glacial Lakes Energy, LLC of Watertown, South Dakota ("GLE") pursuant to which GLE proposes to purchase 6,500 of our membership units in connection with our initial public offering for $6,500,000. At the same time, we reached an agreement in principal with Fagen, Inc. of Granite Falls, Minnesota ("Fagen") pursuant to which Fagen proposes to purchase 2,500 of our membership units in connection with our initial public offering for $2,500,000. GLE's and Fagen's purchases are subject to various conditions as described in the enclosed preliminary Prospectus Supplement dated July 29, 2004.



      Because of changes to our offering necessitated by our proposed arrangements with GLE and Fagen, you must reconfirm your subscription for our membership units. If you desire to do so, please so indicate by your signature below. You may return this form to us by mail, in person or by telefax at (320) 564-3190.



      If you desire to cancel your subscription for our membership units, you need do nothing. We will then promptly return your escrowed funds upon completion or termination of our offering.



      This letter does not constitute an offer to sell securities or a solicitation of any offer to buy securities. That offer is solely by our Prospectus, previously delivered to you, as amended by our preliminary Prospectus Supplement, delivered to you with this letter.


Very truly yours,

Granite Falls Community Ethanol Plant, LLC

By
  --------------------------------------
  Paul Enstad, Chairman



RECONFIRMATION OF SUBSCRIPTION
------------------------------

The undersigned hereby reconfirms my/our Subscription Application and Agreement for purchase of membership units of Granite Falls Community Ethanol Plant, LLC.


Dated: _____________, 2004.                   _________________________________
                                              Printed Name of Subscriber

                                              _________________________________
                                              Signature

                                              _________________________________
                                              Title (if applicable)